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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                                   ----------

                         ARIZONA PUBLIC SERVICE COMPANY
               (Exact name of obligor as specified in its charter)

Arizona                                                 86-0011170
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

400 North Fifth Street
Phoenix, Arizona                                        85004
(Address of principal executive offices)                (Zip code)

                                   ----------

                              First Mortgage Bonds
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                Name                                   Address
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     Superintendent of Banks of the       2 Rector Street, New York, N.Y. 10006,
     State of New York                    and Albany, N.Y. 12203

     Federal Reserve Bank of New York     33 Liberty Plaza, New York, N.Y. 10045

     Federal Deposit Insurance
     Corporation                          Washington, D.C.  20429

     New York Clearing House
     Association                          New York, New York   10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-
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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of December, 1999.


                                            THE BANK OF NEW YORK


                                            By: MICHAEL CULHANE
                                                --------------------------------
                                                Name: MICHAEL CULHANE
                                                Title: VICE PRESIDENT
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   In Thousands
                                                                   ------------
ASSETS
Cash and balances due from depository
  institutions:
   Noninterest-bearing balances and currency
     and coin ................................................     $  6,394,412
   Interest-bearing balances .................................        3,966,749
Securities:
   Held-to-maturity securities ...............................          805,227
   Available-for-sale securities .............................        4,152,260
Federal funds sold and Securities purchased under
   agreements to resell ......................................        1,449,439
Loans and lease financing receivables:
   Loans and leases, net of unearned income ........37,900,739
   LESS: Allowance for loan and lease losses .......   572,761
   LESS: Allocated transfer risk reserve ...........    11,754
   Loans and leases, net of unearned income,
     allowance, and reserve ..................................       37,316,224
Trading Assets ...............................................        1,646,634
Premises and fixed assets (including
  capitalized leases) ........................................          678,439
Other real estate owned ......................................           11,571
Investments in unconsolidated subsidiaries and
   associated companies ......................................          183,038
Customers' liability to this bank on acceptances
   outstanding ...............................................          349,282
Intangible assets ............................................          790,558
Other assets .................................................        2,498,658
                                                                   ------------
Total assets .................................................     $ 60,242,491
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LIABILITIES
Deposits:
   In domestic offices .......................................     $ 26,030,231
   Noninterest-bearing .............................11,348,986
   Interest-bearing ................................14,681,245
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..................................       18,530,950
   Noninterest-bearing .............................   156,624
   Interest-bearing ................................18,374,326
Federal funds purchased and Securities sold under
   agreements to repurchase ..................................        2,094,678
Demand notes issued to the U.S.Treasury ......................          232,459
Trading liabilities ..........................................        2,081,462
Other borrowed money:
   With remaining maturity of one year or less ...............          863,201
   With remaining maturity of more than one year
     through three years .....................................              449
   With remaining maturity of more than three years ..........           31,080
Bank's liability on acceptances executed and
  outstanding ................................................          351,286
Subordinated notes and debentures ............................        1,308,000
Other liabilities ............................................        3,055,031
                                                                   ------------
Total liabilities ............................................       54,578,827
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EQUITY CAPITAL
Common stock .................................................        1,135,284
Surplus ......................................................          815,314
Undivided profits and capital reserves .......................        3,759,164
Net unrealized holding gains (losses) on
   available-for-sale securities .............................          (15,440)

Cumulative foreign currency translation adjustments ..........          (30,658)
                                                                   ------------
Total equity capital .........................................        5,663,664
                                                                   ------------
Total liabilities and equity capital .........................     $ 60,242,491
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     I,  Thomas  J.  Mastro,  Senior  Vice  President  and  Comptroller  of  the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                               Thomas J. Mastro


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni         ]
Alan R. Griffith        ]      Directors
Gerald L. Hassell       ]

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